EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------


                    $424,412,592 Fixed Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                              Range
(As of Calculation Date)                                                                      -----


Total Number of Loans                                                     1,563
Total Outstanding Balance                                          $424,412,592
Average Loan Balance                                                   $271,537              $0 to $2,490,886
Escrow Balance %                                                         75.01%
WA Mortgage Rate                                                         6.233%          5.625% to 6.875%
WA Mortgage Rate Net LPMI                                                6.232%          5.275% to 6.875%
Net WAC                                                                  6.021%          4.991% to 6.666%
WA Original Term (months)                                                   360             360 to 360
WA Remaining Term (months)                                                  358             284 to 360
WA Age (months)                                                               2               0 to 35
WA LTV                                                                   72.07%           5.00% to 98.00%
WA FICO                                                                     720             499 to 816
WA DTI%                                                                  38.38%           6.23% to 84.49%
Secured by (% of pool)            1st Liens                             100.00%
                                  2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                         16.69%
Prepay Moves Exempted             Soft                                    4.39%
                                  Hard                                   12.30%
                                  No Prepay                              83.31%
                                  Unknown                                 0.00%
Percent of IO                                                            53.22%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States           Top 5 Prop         Doc Types          Purpose Codes        Occ Codes          Orig PP Term
  ------------           ----------         ---------          -------------        ---------          ------------
CA       31.20%        SFR   53.77%    FULL/AL     48.16%    PUR       52.72%      OO     75.17%      0      83.31%
FL        8.88%        PUD   25.78%    REDUCE      19.07%    RCO       35.88%      INV    19.78%      6       0.03%
NY        4.77%        2-4U  10.12%    NO RATI      9.37%    RNC       11.40%      2H      5.05%      12      0.56%
IL        4.31%        CND    9.30%    PREFER       9.34%                                             24      0.21%
AZ        4.06%        CNDP   0.84%    NINA         7.41%                                             30      0.05%
                                       SISA         6.10%                                             36     14.83%
                                       FULL-DU      0.51%                                             60      1.00%
                                       SINA         0.05%

----------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 1 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                            $424,412,592 Fixed Rate Mortgage Loans
----------------------------------------------------------------------------------------------------------------
                                                        Description
----------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE        WAC   TERM   FICO      LTV
----------------------------------------------------------------------------------------------------------------
30Yr Fixed                      $198,545,341       796    46.78     $249,429      6.174    357    712     72.0
30Yr Fixed - IO                 $225,867,251       767    53.22     $294,481      6.286    358    727     72.2
----------------------------------------------------------------------------------------------------------------
                                $424,412,592     1,563   100.00     $271,537      6.233    358    720     72.1
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
----------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE        WAC   TERM   FICO      LTV
----------------------------------------------------------------------------------------------------------------
< $0.01                                   $0         2     0.00           $0
$0.01 - $50,000.00                  $561,623        13     0.13      $43,202      6.582    358    686     61.9
$50,000.01 - $100,000.00         $17,002,183       212     4.01      $80,199      6.436    357    720     71.5
$100,000.01 - $150,000.00        $36,324,521       291     8.56     $124,827      6.365    358    720     73.0
$150,000.01 - $200,000.00        $45,233,827       259    10.66     $174,648      6.285    358    720     71.2
$200,000.01 - $250,000.00        $39,776,830       176     9.37     $226,005      6.257    358    720     72.5
$250,000.01 - $300,000.00        $25,414,737        93     5.99     $273,277      6.313    358    731     72.7
$300,000.01 - $350,000.00        $25,526,587        79     6.01     $323,121      6.336    358    719     73.6
$350,000.01 - $400,000.00        $28,148,517        76     6.63     $370,375      6.254    358    716     71.6
$400,000.01 - $450,000.00        $34,578,883        81     8.15     $426,900      6.117    358    712     72.1
$450,000.01 - $500,000.00        $40,601,493        85     9.57     $477,665      6.151    356    707     73.1
$500,000.01 - $550,000.00        $29,574,512        56     6.97     $528,116      6.121    357    714     73.8
$550,000.01 - $600,000.00        $26,050,037        45     6.14     $578,890      6.161    358    717     70.9
$600,000.01 - $650,000.00        $24,570,910        39     5.79     $630,023      6.150    358    738     72.4
$650,000.01 - $700,000.00         $6,785,921        10     1.60     $678,592      6.035    359    727     69.3
$700,000.01 - $750,000.00         $6,543,412         9     1.54     $727,046      6.211    356    731     73.6
$750,000.01 - $1,000,000.00      $26,546,371        30     6.25     $884,879      6.214    358    734     72.3
$1,000,000.01 - $1,500,000.00     $5,227,251         4     1.23   $1,306,813      5.945    357    728     67.6
$1,500,000.01 - $2,000,000.00     $3,454,091         2     0.81   $1,727,046      6.395    359    725     60.0
>= $2,000,000.01                  $2,490,886         1     0.59   $2,490,886      6.500    356    761     55.0
----------------------------------------------------------------------------------------------------------------
                                $424,412,592     1,563   100.00     $271,537      6.233    358    720     72.1
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
----------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE        WAC   TERM   FICO      LTV
----------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $561,623        13     0.13      $43,202      6.582    358    686     61.9
$50,000.01 - $100,000.00         $16,902,448       211     3.98      $80,106      6.436    357    720     71.5
$100,000.01 - $150,000.00        $36,424,256       292     8.58     $124,741      6.365    358    720     73.0
$150,000.01 - $200,000.00        $44,865,790       257    10.57     $174,575      6.287    358    719     71.1
$200,000.01 - $250,000.00        $39,645,013       176     9.34     $225,256      6.263    358    720     72.4
$250,000.01 - $300,000.00        $25,614,629        95     6.04     $269,628      6.302    358    732     72.8





---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 2 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------


                                            $424,412,592 Fixed Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF       AVERAGE        GROSS  REMG.           ORIG
DESCRIPTION                         BALANCE   LOANS    TOTAL       BALANCE          WAC  TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00       $25,826,550      80     6.09      $322,832        6.335   358    718     73.7
$350,000.01 - $400,000.00       $27,751,355      76     6.54      $365,149        6.247   358    715     71.5
$400,000.01 - $450,000.00       $34,082,343      80     8.03      $426,029        6.128   358    712     72.1
$450,000.01 - $500,000.00       $41,002,435      86     9.66      $476,772        6.154   357    706     73.0
$500,000.01 - $550,000.00       $29,531,299      56     6.96      $527,345        6.108   357    714     73.7
$550,000.01 - $600,000.00       $26,586,010      46     6.26      $577,957        6.166   357    719     71.2
$600,000.01 - $650,000.00       $24,570,910      39     5.79      $630,023        6.150   358    738     72.4
$650,000.01 - $700,000.00        $6,785,921      10     1.60      $678,592        6.035   359    727     69.3
$700,000.01 - $750,000.00        $6,543,412       9     1.54      $727,046        6.211   356    731     73.6
$750,000.01 - $1,000,000.00     $26,546,371      30     6.25      $884,879        6.214   358    734     72.3
$1,000,000.01 - $1,500,000.00    $5,227,251       4     1.23    $1,306,813        5.945   357    728     67.6
$1,500,000.01 - $2,000,000.00    $3,454,091       2     0.81    $1,727,046        6.395   359    725     60.0
>= $2,000,000.01                 $2,490,886       1     0.59    $2,490,886        6.500   356    761     55.0
-------------------------------------------------------------------------------------------------------------------------
                               $424,412,592   1,563   100.00      $271,537        6.233   358    720     72.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                           State
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF       AVERAGE        GROSS  REMG.           ORIG
DESCRIPTION                         BALANCE   LOANS    TOTAL       BALANCE          WAC  TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
Alaska                             $127,079       1     0.03      $127,079        6.250   359    680     80.0
Alabama                             $74,550       1     0.02       $74,550        6.875   359    787     70.0
Arkansas                           $773,857       6     0.18      $128,976        6.579   358    732     75.4
Arizona                         $17,241,544      63     4.06      $273,675        6.307   358    712     71.7
California                     $132,400,667     322    31.20      $411,182        6.101   358    721     71.6
Colorado                        $16,123,005      63     3.80      $255,921        6.174   358    727     75.8
Connecticut                      $4,168,833      17     0.98      $245,225        6.310   358    706     68.8
District of Columbia             $2,855,232       7     0.67      $407,890        6.190   358    720     71.9
Delaware                           $883,876       3     0.21      $294,625        6.214   359    744     42.8
Florida                         $37,683,653     158     8.88      $238,504        6.367   358    726     73.1
Georgia                          $8,504,724      55     2.00      $154,631        6.317   358    717     74.2
Hawaii                           $6,094,818      11     1.44      $554,074        6.185   358    747     63.3
Iowa                                $83,323       1     0.02       $83,323        6.750   327    522     66.2
Idaho                            $2,268,258      13     0.53      $174,481        5.978   358    673     74.6
Illinois                        $18,271,086      83     4.31      $220,134        6.459   358    717     70.0
Indiana                          $2,475,136      13     0.58      $190,395        6.157   359    710     72.3
Kansas                             $713,962       8     0.17       $89,245        6.447   359    743     70.3
Kentucky                         $1,361,799      11     0.32      $123,800        6.585   358    696     72.4
Louisiana                          $638,648       4     0.15      $159,662        5.878   359    760     77.7
Massachusetts                   $13,567,782      38     3.20      $357,047        6.401   358    730     65.4
Maryland                        $17,016,569      64     4.01      $265,884        6.295   358    720     74.4
Maine                              $773,775       3     0.18      $257,925        6.144   358    763     64.8




---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 3 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                           $424,412,592 Fixed Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                           State
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
Michigan                    $6,483,747      28     1.53      $231,562       6.305    358    730     75.6
Minnesota                     $396,281       3     0.09      $132,094       6.201    358    714     76.2
Missouri                    $1,569,763      14     0.37      $112,126       6.558    357    704     73.5
Mississippi                   $569,051       2     0.13      $284,525       5.899    359    638     75.2
Montana                       $544,000       2     0.13      $272,000       6.649    358    745     86.0
North Carolina              $6,486,563      40     1.53      $162,164       6.366    358    701     73.5
New Hampshire               $1,937,854      10     0.46      $193,785       6.441    358    705     69.4
New Jersey                  $9,007,053      30     2.12      $300,235       6.193    358    723     68.1
New Mexico                  $3,038,420      13     0.72      $233,725       6.123    357    719     77.2
Nevada                     $10,028,971      33     2.36      $303,908       6.126    358    737     70.1
New York                   $20,244,291      56     4.77      $361,505       6.338    357    710     68.6
Ohio                        $7,978,965      38     1.88      $209,973       6.186    344    720     76.8
Oklahoma                      $537,179       4     0.13      $134,295       6.471    359    738     75.8
Oregon                     $10,718,222      48     2.53      $223,296       6.216    358    719     72.0
Pennsylvania                $4,403,938      29     1.04      $151,860       6.375    358    717     75.7
Rhode Island                $3,166,306      12     0.75      $263,859       6.506    358    739     78.5
South Carolina              $5,435,179      25     1.28      $217,407       6.272    358    736     75.8
South Dakota                   $65,638       1     0.02       $65,638       6.250    359    770     70.0
Tennessee                   $3,489,734      22     0.82      $158,624       6.142    359    724     75.4
Texas                       $7,475,282      60     1.76      $124,588       6.193    358    715     77.0
Utah                        $3,158,997      19     0.74      $166,263       6.215    357    700     73.7
Virginia                   $16,998,724      55     4.01      $309,068       6.355    357    710     73.8
Washington                 $16,217,007      70     3.82      $231,672       6.165    358    718     73.2
Wisconsin                     $359,253       4     0.08       $89,813       6.476    358    719     73.3
------------------------------------------------------------------------------------------------------------------------
                          $424,412,592   1,563   100.00      $271,537       6.233    358    720     72.1
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00               $18,366,042      73     4.33      $251,590       6.089    358    732     41.2
50.01 - 55.00              $12,501,960      32     2.95      $390,686       6.167    358    728     53.2
55.01 - 60.00              $20,775,094      64     4.90      $324,611       6.154    358    725     57.3
60.01 - 65.00              $28,062,308      78     6.61      $359,773       6.201    358    719     63.3
65.01 - 70.00             $107,183,310     502    25.25      $213,513       6.344    358    718     69.5
70.01 - 75.00              $46,660,824     138    10.99      $338,122       6.257    358    721     73.8
75.01 - 80.00             $178,921,542     632    42.16      $283,104       6.194    358    720     79.6
80.01 - 85.00               $3,454,925       9     0.81      $383,881       6.003    327    727     82.6
85.01 - 90.00               $6,209,950      25     1.46      $248,398       6.321    358    692     89.9
90.01 - 95.00               $2,168,250       9     0.51      $240,917       6.423    353    732     94.9
95.01 - 100.00                $108,388       1     0.03      $108,388       6.750    357    708     98.0




---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 4 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                           $424,412,592 Fixed Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
                          $424,412,592   1,563   100.00      $271,537       6.233    358    720     72.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000             $148,818,816     440    35.06      $338,225       5.867    357    726     71.8
6.001 - 6.500             $198,427,700     769    46.75      $258,033       6.303    358    720     71.6
6.501 - 7.000              $77,166,077     354    18.18      $217,983       6.761    358    711     74.0
-------------------------------------------------------------------------------------------------------------------------
                          $424,412,592   1,563   100.00      $271,537       6.233    358    720     72.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
SFR                       $228,216,271     852    53.77      $267,859       6.218    358    717     72.0
PUD                       $109,427,046     343    25.78      $319,029       6.178    358    720     74.2
2-4U                       $42,948,908     177    10.12      $242,649       6.438    358    723     67.2
CND                        $39,450,634     182     9.30      $216,762       6.264    358    729     72.2
CNDP                        $3,582,070       6     0.84      $597,012       6.062    359    767     69.9
MNF                           $429,350       1     0.10      $429,350       6.625    357    691     70.0
COOP                          $272,000       1     0.06      $272,000       6.750    358    748     80.0
TWN                            $86,314       1     0.02       $86,314       6.000    359    784     80.0
-------------------------------------------------------------------------------------------------------------------------
                          $424,412,592   1,563   100.00      $271,537       6.233    358    720     72.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
PUR                       $223,756,174     852    52.72      $262,625       6.251    358    730     74.5
RCO                       $152,258,416     505    35.88      $301,502       6.220    358    707     69.1
RNC                        $48,398,003     206    11.40      $234,942       6.194    358    714     70.2
-------------------------------------------------------------------------------------------------------------------------
                          $424,412,592   1,563   100.00      $271,537       6.233    358    720     72.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF     % OF       AVERAGE       GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE   LOANS    TOTAL       BALANCE         WAC   TERM   FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
OO                        $319,049,382   1,032    75.17      $309,156       6.197    358    717     73.1
INV                        $83,933,007     456    19.78      $184,064       6.387    358    726     68.1




---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 5 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                           $424,412,592 Fixed Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------
                                                         Occupancy
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
2H                         $21,430,203          75     5.05    $285,736      6.170       358    737     72.2
-----------------------------------------------------------------------------------------------------------------
                          $424,412,592       1,563   100.00    $271,537      6.233       358    720     72.1
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
360                          $4,465,550         15     1.05    $297,703      6.038       360    740     77.1
359                        $219,182,660        820    51.64    $267,296      6.249       359    723     72.3
358                        $124,661,532        444    29.37    $280,769      6.246       358    719     72.3
357                         $27,887,338        100     6.57    $278,873      6.142       357    712     70.9
356                         $30,576,710        128     7.20    $238,881      6.230       356    724     68.8
355                          $1,975,122          7     0.47    $282,160      6.163       355    668     77.6
354                          $1,527,545          4     0.36    $381,886      6.215       354    673     59.2
353                          $3,118,978         11     0.73    $283,543      6.087       353    696     77.4
352                          $1,673,031          5     0.39    $334,606      6.072       352    680     64.0
351                            $756,431          2     0.18    $378,215      6.815       351    628     81.6
350                            $515,869          2     0.12    $257,934      6.606       350    738     75.5
349                            $982,809          2     0.23    $491,404      5.750       349    674     65.5
348                            $711,645          1     0.17    $711,645      6.375       348    721     48.0
347                            $472,713          1     0.11    $472,713      5.725       347    729     80.0
345                            $739,929          1     0.17    $739,929      6.875       345    667     65.2
344                            $324,502          2     0.08    $162,251      6.194       344    783     80.0
343                            $462,076          2     0.11    $231,038      6.583       343    655     86.9
337                            $907,832          2     0.21    $453,916      5.663       337    679     78.4
336                            $386,343          1     0.09    $386,343      5.625       336    802     81.6
332                            $400,112          1     0.09    $400,112      5.750       332    624     75.1
327                             $83,323          1     0.02     $83,323      6.750       327    522     66.2
326                            $388,205          5     0.09     $77,641      6.105       326    698     74.7
325                            $238,944          1     0.06    $238,944      6.750       325    768     95.0
323                            $321,963          1     0.08    $321,963      5.875       323    681     80.0
320                            $622,701          2     0.15    $311,350      6.270       320    694     79.0
304                            $535,973          1     0.13    $535,973      6.375       304    805     85.0
284                            $492,760          1     0.12    $492,760      5.625       284    795     82.2
----------------------------------------------------------------------------------------------------------------
                           $424,412,592      1,563   100.00    $271,537      6.233       358    720     72.1
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                       Document Type
----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
FULL/ALT                  $204,379,787         771    48.16    $265,084      6.150       358    711     74.3




---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 6 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                           $424,412,592 Fixed Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------
                                                       Document Type
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
REDUCED                    $80,934,399         338    19.07    $239,451      6.414       357    718     69.9
NO RATIO                   $39,769,687         168     9.37    $236,724      6.403       358    726     68.5
PREFERRED                  $39,620,925          76     9.34    $521,328      6.100       359    750     74.0
NINA                       $31,427,886         126     7.41    $249,428      6.351       358    733     65.0
SISA                       $25,910,020          76     6.10    $340,921      6.149       358    735     72.1
FULL-DU                     $2,155,080           7     0.51    $307,869      5.943       357    657     76.2
SINA                          $214,809           1     0.05    $214,809      6.590       359    674     57.3
-----------------------------------------------------------------------------------------------------------------
                          $424,412,592       1,563   100.00    $271,537      6.233       358    720     72.1
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                       Range of FICO
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
<= 500                        $219,539           1     0.05    $219,539      5.750       358    499     66.7
521 - 540                      $83,323           1     0.02     $83,323      6.750       327    522     66.2
541 - 560                     $390,932           2     0.09    $195,466      5.982       355    550     60.7
561 - 580                     $694,797           2     0.16    $347,399      5.830       344    570     80.4
581 - 600                     $950,657           5     0.22    $190,131      6.188       348    587     69.7
601 - 620                   $2,519,382           8     0.59    $314,923      6.237       355    618     74.4
621 - 640                  $16,635,812          46     3.92    $361,648      6.103       357    631     73.8
641 - 660                  $22,102,237          71     5.21    $311,299      6.130       358    651     72.7
661 - 680                  $51,962,533         209    12.24    $248,625      6.379       358    671     72.6
681 - 700                  $46,403,843         213    10.93    $217,858      6.314       358    690     73.1
701 - 720                  $68,559,425         248    16.15    $276,449      6.284       358    711     71.4
721 - 740                  $59,659,403         214    14.06    $278,782      6.235       358    731     72.5
741 - 760                  $53,795,390         199    12.68    $270,329      6.170       358    750     71.7
761 - 780                  $57,896,935         187    13.64    $309,609      6.174       358    770     71.1
781 - 800                  $34,297,095         121     8.08    $283,447      6.157       357    790     72.0
801 - 820                   $8,241,289          36     1.94    $228,925      6.174       354    806     68.8
-----------------------------------------------------------------------------------------------------------------
                          $424,412,592       1,563   100.00    $271,537      6.233       358    720     72.1
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
0                         $353,562,133       1,303    83.31    $271,345      6.235       358    722     71.9
6                             $111,903           1     0.03    $111,903      6.730       359    720     80.0
12                          $2,380,610           8     0.56    $297,576      6.087       358    751     62.8
24                            $905,909           4     0.21    $226,477      6.506       359    707     79.7
30                            $231,000           1     0.05    $231,000      6.250       358    715     70.0
36                         $62,960,293         229    14.83    $274,936      6.213       358    708     72.8
60                          $4,260,743          17     1.00    $250,632      6.442       358    711     74.2




---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 7 of 8



[GRAPHIC OMITTED]  Countrywide(R)
---------------------------------------             Computational Materials for
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                2005-J14
-------------------------------------------------------------------------------

                                           $424,412,592 Fixed Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
                          $424,412,592       1,563   100.00    $271,537      6.233       358    720     72.1
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           80% LTV/PMI Analysis      (Excludes 1519 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
> 80% LTV, no MI            $2,829,574           6    23.70    $471,596      5.881       320    738     82.2
> 80% LTV, with MI          $9,111,939          38    76.30    $239,788      6.367       357    701     90.8
-----------------------------------------------------------------------------------------------------------------
                           $11,941,513          44   100.00    $271,398      6.252       348    710     88.8
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                       Range of DTI%
-----------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF     % OF     AVERAGE      GROSS      REMG.           ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------
5.01 - 10.00                  $876,494          6      0.21    $146,082      6.233       358    752     69.4
10.01 - 15.00               $4,951,899         16      1.17    $309,494      6.413       349    745     71.0
15.01 - 20.00               $7,155,154         31      1.69    $230,811      6.219       358    741     68.9
20.01 - 25.00              $16,824,568         59      3.96    $285,162      6.174       358    722     66.3
25.01 - 30.00              $29,489,083        116      6.95    $254,216      6.198       356    718     71.8
30.01 - 35.00              $56,868,242        214     13.40    $265,739      6.239       358    719     72.7
35.01 - 40.00              $76,682,466        278     18.07    $275,836      6.182       358    721     73.3
40.01 - 45.00              $85,748,342        313     20.20    $273,956      6.217       358    717     73.8
45.01 - 50.00              $42,406,824        137      9.99    $309,539      6.172       358    718     74.6
50.01 - 55.00              $22,270,240         68      5.25    $327,504      6.130       358    705     75.6
> 55.00                     $9,684,429         31      2.28    $312,401      6.360       357    712     75.8
Unknown                    $71,454,852        294     16.84    $243,044      6.373       358    728     66.9
-----------------------------------------------------------------------------------------------------------------
                          $424,412,592      1,563    100.00    $271,537      6.233       358    720     72.1
-----------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page 8 of 8



                      CHL Alternative Loan Trust 2005-J14



                            Computational Materials



                       [GRAPHIC OMITTED] Countrywide(R)



                          $300,000,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                                 Lead Manager

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Preliminary Term Sheet                                                                Date Prepared: November 1, 2005

                      CHL Alternative Loan Trust 2005-J14
            $300,000,000 (Approximate, Subject to +/- 5% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans
===================================================================================================================================
                    Principal           WAL (Yrs)
                    Amount ($)            (3)(4)        Interest                                           Expected Ratings
    Class          (Approx.) (1)        (Call/Mat)      Rate Type             Tranche Type               Moody's/S&P/Fitch(4)
    -----          ---------            ----------      ---------             ------------               -----------------
    1-A-1         $60,000,000 (2)        0.89/0.89         L+40             Senior Sequential                   Aaa/AAA/AAA
    1-A-2         $60,000,000 (5)        0.89/0.89       5.1-1xL       Senior/Inverse Interest Only             Aaa/AAA/AAA
    1-A-3         $171,000,000           3.34/3.34         5.5%             Senior Sequential                   Aaa/AAA/AAA
    1-A-4          $24,000,000           8.99/10.46        5.5%             Senior Sequential                   Aaa/AAA/AAA
    1-A-5          $30,000,000           8.96/10.74        5.5%                  Senior NAS                     Aaa/AAA/AAA
      M                               Not Offered                                Mezzanine                       Aa2/AA/AA
     B-1                              Not Offered                                Subordinate                       A2/A/A
     B-2                              Not Offered                                Subordinate                    Baa2/BBB/BBB
     B-3                               Privately                                 Subordinate                     Ba2/BB/BB
     B-4                                Placed                                   Subordinate                       B2/B/B
     B-5                              Certificates                               Subordinate                         NR
===================================================================================================================================
    Total:        $300,000,000(6)


(1) The Certificates (as described herein) will be collateralized by fixed rate first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-5% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [3.50- 5.0%] subordination to the Senior Certificates as of the Cut-off Date (the "Final Subordination Percentage")
(2) The WALs on the Certificates are shown to maturity at a pricing speed of [100] PPC
(3) All Classes of Certificates are subject to a [10]% optional termination as described herein.
(4) The Senior Certificates will be rated by at least two of (a) Moody's, (b) S&P, or (c) Fitch and are expected receive the noted ratings from the applicable agencies
(5)  Notional Balance.
(6)  Excludes the Class 1-A-2 notional balance.

     Depositor:                 CWALT, Inc.

     Seller:                    Countrywide Home Loans, Inc.

     Master Servicer:           Countrywide Home Loans Servicing LP

     Primary Servicer:          As of the Closing Date, it is expected that
                                Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

     Lead Underwriter:          Countrywide Securities Corporation

     Trustee:                   The Bank of New York.





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Rating Agencies:           At least two of (a) Moody's, (b) Standard & Poor's, or (c) Fitch are expected to provide ratings on (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5
                           Certificates (together, the "Senior Certificates") and at least one of (a) Moody's, (b)
                           Standard & Poor's, or (c) Fitch are expected to provide ratings on (ii) the Class M,
                           Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (together with the Class B-5
                           Certificates, the "Subordinate Certificates"). The Class B-5 Certificates will not be rated.

Cut-off Date:              November 1, 2005.

Closing Date:              On November 30, 2005.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               ----------------------------------------------------------------------------------------
                               100% PPC, which assumes 8% CPR in month 1, building to 20% CPR in month 12 and remaining constant at 20% CPR thereafter.
                               ----------------------------------------------------------------------------------------

Mortgage
Loans:                     It is expected that the final pool of mortgage loans to be included in the trust on the Closing Date will (i) consist of conforming and nonconforming thirty-year fixed rate mortgage loans which generally conform to Countrywide Home Loans guidelines, (ii) have a weighted average mortgage rate between [6.05]% and [6.35]%, (iii) have a California concentration of no more than [50]%, (iv) have an maximum concentration of [50]%
                           "interest only" loans and (v) consist of mortgage loans that are secured by first liens on one- to four-family residential properties.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Net WAC:                   The "Net WAC," will be equal to the weighted average gross interest rate on the Mortgage
                           Loans less the weighted average Expense Fee Rate for the Mortgage Loans.

Accrued Interest:          The price to be paid for the Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates by
                           investors who elect to settle the Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates
                           on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. The price to be paid for the Class 1-A-1 and Class 1-A-2
                           Certificates by investors who elect to settle the Class 1-A-1 and Class 1-A-2
                           Certificates on the Settlement Date will include accrued interest from November 25, 2005 up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

                           The LIBOR rate for the first accrual period related to the Class 1-A-1 and Class 1-A-2
                           Certificates will be determined on November 21, 2005 and, for each subsequent period will be determined two business days prior to the commencement of each interest accrual period.

Interest Accrual Period:   The interest accrual period with respect to the Class 1-A-3, Class 1-A-4 and Class
                           1-A-5 Certificates and a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class 1-A-1 and Class 1-A-2 Certificates and a given
                           Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the 25th of December) and ending on the day prior to such Distribution Date (calculated on an 30/360 day basis).

Yield Supplement
Amount:                    For the Class 1-A-1 Certificates, on any Distribution Date, the "Yield Supplement Amount"
                           will equal the excess of (i) the amount of interest thereon that would have accrued at the Pass-Through Rate, up to the Maximum Rate, over (ii) 5.50%. Carryover Amounts will be paid to the extent available from proceeds received on the Corridor Contract. No
                           Certificates other than the Class 1-A-1 Certificates will accrue any Carryover Amounts.

Maximum Rate:              Each of the Class 1-A-1 Certificates will be subject to a Maximum Rate, above which the related Certificates will not accrue Carryover Amounts. The Class 1-A-1 Certificates will have a Maximum Rate of [9.50%].

Corridor Contract:         The Trust will include one Corridor Contract, available only for the benefit of the
                           Class 1-A-1 Certificates (the "Class 1-A-1 Corridor). After the Closing Date, the
                           notional amount of the Corridor Contract will each amortize down pursuant to an amortization schedule (as described in the prospectus supplement). With respect to each
                           Distribution Date, payments received on (a) the Class 1-A-1 Corridor Contract will be available to pay the holders of the Class 1-A-1 Certificates any related Carryover
                           Amounts.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the
                           Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                           Credit enhancement for the Class M Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after November 2010, the Subordinate
                           Certificates will be locked out from receipt of any unscheduled principal (unless the
                           Senior Certificates are paid down to zero or the credit enhancement provided by the
                           Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                     December 2005 - October 2010                       0% Pro Rata Share
                                     December 2010 - October 2011                       30% Pro Rata Share
                                     December 2011 - October 2012                       40% Pro  Rata Share
                                     December 2012 - October 2013                       60% Pro Rata Share
                                     December 2013 - October 2014                       80% Pro Rata Share
                                     December 2014 and after                            100% Pro Rata Share


                           Any principal not allocated to the Subordinate Certificates will be allocated to the
                           Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Settlement Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior
                           Certificates will receive all unscheduled prepayments from the Mortgage Loans.










-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Allocation of
Losses:                    Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, pro-rata, to the Senior Certificates until the class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Senior
                           Certificates and the Subordinate Certificates.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:


                              1) To the Senior Certificates, accrued and unpaid interest at the related Certificate
                                 Interest Rate;
                              2) To the Senior Certificates, principal, as described under "Senior Principal
                                 Distributions" Below;
                              3) To the Class M Certificates, accrued and unpaid interest at the Class M
                                 Certificate Interest Rate;
                              4) To the Class M Certificates, principal;
                              5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                                 Certificate Interest Rate;
                              6) To the Class B-1 Certificates, principal;
                              7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2
                                 Certificate Interest Rate;
                              8) To the Class B-2 Certificates, principal;
                              9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                             10) To the Residual Certificate, any remaining amount.

Senior Principal
Distributions:             On each Distribution Date principal distributions allocable to the Senior Certificates will be distributed in the following order of priority:

                              1) To the Class 1-A-5 Certificates, its priority amount (as defined below) of senior principal distribution;
                              2) To the Class 1-A-1 Certificates pay $1,000;
                              3) To the Class 1-A-3 Certificates pay $1,140,000;
                              4) Sequentially To the Class 1-A-1 and Class 1-A-3 Certificates until reduced to zero;
                              5) To the Class 1-A-4 Certificates until reduced to zero; and
                              6) To the Class 1-A-5 Certificates until reduced to zero without regards to it's priority amount.







-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Priority Amount:           The "Priority Amount" for any Distribution Date will equal the product of (i)
                           the percentage equivalent of a fraction, the numerator of which is the aggregate Class
                           Certificate balance of the Class 1-A-5 Certificates and the denominator of which is the aggregate of the applicable Non-PO Percentage of the all the Certificates, (ii) the Shift
                           Percentage and (iii) the Scheduled Principal Distribution Amount.



                               ---------------------------------------- ----------------------
                               Period                                   Shift Percentage
                               ---------------------------------------- ----------------------
                               Prior to period 60                                0%
                               ---------------------------------------- ----------------------
                               Period 61 through Period 72                       30%
                               ---------------------------------------- ----------------------
                               Period 62 through Period 84                       40%
                               ---------------------------------------- ----------------------
                               Period 63 through Period 96                       60%
                               ---------------------------------------- ----------------------
                               Period 97 through Period 108                      80%
                               ---------------------------------------- ----------------------
                               Period 109 through Period 120                    100%
                               ---------------------------------------- ----------------------











-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------            CHL Alternative Loan Trust 2005-J14
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                                  Yield Tables (%)
                                                  ----------------

           Class 1-A-1 to Maturity
           ---------------------------------------------------------------------------------------------

           ---------------------------------------------------------------------------------------------
           Prepay Speed                    50% PPPC    75% PPPC    100% PPC     125% PPC     150% PPC

           =============================================================================================
             Margin 40bps                    40.0        40.0        40.0         40.0         40.0
           =============================================================================================
            WAL (yr)                        2.484        1.264       0.892       0.703        0.586
            First Prin Pay                  5-Dec        5-Dec       5-Dec       5-Dec        5-Dec
            Last Prin Pay                   12-Feb       8-Apr       7-Jul       7-Feb        6-Dec
           ---------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Graphic Omitted] Countrywide(R)                    Computational Materials for
--------------------------------              Countrywide Mortgage Pass-Through
SECURITIES CORPORATION                            Certificates, Series 2005-J14
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                       Available Funds Rate Schedule (1)
                       ---------------------------------

                             --------------------------------------------------
                                             Available       Available
                                               Funds         Funds Rate
                               Period         Rate(%)           (%)
                             --------------------------------------------------
                                                  (2)            (3)
                                  1              4.490          4.490
                                  2              4.490          9.500
                                  3              4.490          9.500
                                  4              4.490          9.500
                                  5              4.490          9.500
                                  6              4.490          9.500
                                  7              4.490          9.500
                                  8              4.490          9.500
                                  9              4.490          9.500
                                 10              4.490          9.500
                                 11              4.490          9.500
                                 12              4.490          9.500
                                 13              4.490          9.500
                                 14              4.490          9.500
                                 15              4.490          9.500
                                 16              4.490          9.500
                                 17              4.490          9.500
                                 18              4.490          9.500
                                 19              4.490          9.500
                                 20              4.490          9.500
                                 21              4.490          9.500
                                 22              4.490          9.500
                                 23              4.490          9.500
                                 24              4.490          9.500
                                 25              4.490          9.500
                                 26              4.490          9.500
                                 27              4.490          9.500
                                 28              4.490          9.500
                                 29              4.490          9.500
                                 30              4.490          9.500
                                 31              4.490          9.500
                                 32              4.490          9.500
                                 33              4.490          9.500
                                 34              4.490          9.500
                                 35              4.490          9.500
                                 36              4.490          9.500
                                 37              4.490          9.500
                                 38              4.490          9.500
                                 39              4.490          9.500
                                 40              4.490          9.500
                                 41              4.490          9.500
                                 42              4.490          9.500
                                 43              4.490          9.500
                                 44              4.490          9.500
                                 45              4.490          9.500
                                 46              4.490          9.500
                             --------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Based on the 1-Month LIBOR = 4.09, the collateral being run at 11 CPR to maturity, and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month LIBOR increases by 1000 basis points at the beginning of the 2nd period, the collateral being run at 11 CPR, and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      32